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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 23, 1999


                              FORTE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                 0-27838            94-3131872
         (State or other jurisdiction   (Commission         (IRS Employer
            of incorporation)            File Number)       Identification No.)

            1800 HARRISON STREET, OAKLAND, CALIFORNIA          94612
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (510) 869-3400





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Item 5.     Other Events

         On August 23, 1999, the Registrant entered into an Agreement and Plan of Reorganization by and among Sun Microsystems, Inc., Flintstone Acquisition Corp. and Forte Software, Inc., a copy which is attached as Exhibit 2 hereto and incorporated herein by reference. On August 23, 1999, the Registrant also entered into a Stock Option Agreement by and among Sun Microsystems, Inc., Flintstone Acquisition Corp. and Forte Software, Inc., a copy of which is attached as Exhibit 10 hereto and incorporated herein by reference.

         On August 23, 1999, the Registrant issued a joint press release with Sun Microsystems, Inc. announcing the Agreement and Plan of Reorganization, a copy of which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 7(c).     Exhibits

         2. Agreement and Plan of Reorganization dated as of August 23, 1999, by and among Sun Microsystems, Inc, Flintstone Acquisition Corp. and Forte Software, Inc. The Registrant agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

        10. Stock Option Agreement dated as of August 23, 1999, by and among Sun Microsystems, Inc., Flintstone Acquisition Corp. and Forte Software, Inc.

        99. Joint Press Release issued by Registrant and Sun Microsystems, Inc. on August 23, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 27, 1999           FORTE SOFTWARE, INC.
                                 ---------------------------------
                                 Registrant

                                 /s/      Bob L. Corey
                                 ---------------------------------
                                 Bob L. Corey
                                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, SECRETARY AND DIRECTOR (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


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                         INDEX TO SCHEDULES AND EXHIBITS


Exhibit Number      Description

2. Agreement and Plan of Reorganization dated as of August 23, 1999, by and among Sun Microsystems, Inc., Flintstone Acquisition Corp. and Forte Software, Inc. The Registrant agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

10. Stock Option Agreement dated as of August 23, 1999, by and among Sun Microsystems, Inc., Flintstone Acquisition Corp. and Forte Software, Inc.

99. Joint Press Release issued by Registrant and Sun Microsystems, Inc. on August 23, 1999.